Investment Outlook November, 2010 Kevin E. Grant, CFA President & CEO Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for future financial performance, are not considered historical facts and are considered forward-looking information under the federal securities laws.  This information may contain words such as “believes,” “plans,” “expects,” “intends,” “estimates”
or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC.  Given these uncertainties, you should not rely on forward-looking information.  The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS Overview
Focus on Cost
Efficiency
Objective
Target Assets
Senior Management
Agency Residential Mortgage Backed Securities
A Real Estate Investment Trust formed in January 2006
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Pay dividends and achieve capital appreciation throughout changing interest rate and credit cycles
Be the most efficient Agency REIT in the market
Ample Financing
Sources
Currently financing lines with 28 lenders
Swap agreements with 13 counterparties
Dividend Policy
Company intends to distribute all or substantially all of its REIT taxable income
Scaled Management Fee: 1.0% to 1.5%
No Incentive Fee

CYPRESS SHARPRIDGE
Investments, Inc.

5.00
4.00
3.00
2.00
1.00
0.00
1/7/2005
4/7/2005
7/7/2005
10/7/2005
1/7/2006
4/7/2006
7/7/2006
10/7/2006
1/7/2007
4/7/2007
7/7/2007
10/7/2007
1/7/2008
4/7/2008
7/7/2008
10/7/2008
1/7/2009
4/7/2009
7/7/2009
10/7/2009
1/7/2010
4/7/2010
7/7/2010
10/7/2010

3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
-0.50
-1.00
1/21/2005
4/21/2005
7/21/2005
10/21/2005
1/21/2006
4/21/2006
7/21/2006
10/21/2006
1/21/2007
4/21/2007
7/21/2007
10/21/2007
1/21/2008
4/21/2008
7/21/2008
10/21/2008
1/21/2009
4/21/2009
7/21/2009
10/21/2009
1/21/2010
4/21/2010
7/21/2010
10/21/2010

Attractive Environment Likely to Persist
Source:   Bloomberg.
(1) As of November 29, 2010
5/1 Hybrid Net Interest Margin: 1/05 – 11/10
11/26/10
5 Year Swap vs 1 Month LIBOR: 1/05 – 11/10
11/26/10
Mortgage Yields Currently Attractive
Par-Priced 5/1 hybrid rates now 3.05
(1)
30 Year fixed rates now 3.84%
(1)
15 Year fixed rates now 3.28%
(1)
Hedging rates at all-time lows
Steep Curve
Creates significant positive carry
Significant ROE
Hedge flexibility very important
Fed fighting deflation

CYPRESS SHARPRIDGE Investments, Inc.

5.000
4.500
4.000
3.500
3.000
2.500
2.000
1.500
1.000
0.500
0.000
01/07/05
03/07/05
05/07/05
07/07/05
09/07/05
11/07/05
01/07/06
03/07/06
05/07/06
07/07/06
09/07/06
11/07/06
01/07/07
03/07/07
05/07/07
07/07/07
09/07/07
11/07/07
01/07/08
03/07/08
05/07/08
07/07/08
09/07/08
11/07/08
01/07/09
03/07/09
05/07/09
07/07/09
09/07/09
11/07/09
01/07/10
03/07/10
05/07/10
07/07/10
09/07/10
11/07/10

Wide Spreads Create Good Environment
Source:   Bloomberg.
Note: Spreads calculated as: (i) 5/1 Hybrids Index – 50/50 3-Year Swaps/LIBOR, and (ii) 5/1 Hybrids Index – 1-Month LIBOR Index.
5/1 Hybrids Hedged with Swaps: 1/05 – 11/10
Hedged Hybrids (i) Unhedged Hybrids (ii)
11/26/10
CYS
Investment Strategy
Simple ‘Carry Trade’
Borrow Short/Lend Long

Cypress Sharpridge Investments, Inc.

Billions

Billions

10 Year Treasury Note Auctions
11/98 – 10/10
Treasury Auction Volume
2 Year Treasury Note Auctions
2/00 – 10/10
3 Year Treasury Note Auctions
10/00 – 10/10
Source: Bloomberg, US Treasury
5 Year Treasury Note Auctions
2/00 – 10/10
7 Year Treasury Note Auctions
2/00 – 10/10
30 Year Treasury Note Auctions
2/00– 10/10

?
Hawkish Dovish Neutral
Hoenig Bullard
Plosser Fisher
Lacker
Duke
Tarullo
Evans
Dudley
Pianalto
Warsh Kohn
Kocherlakota
Lockhart Pianalto
Yellen
Rosengren
Raskin
Bernanke
Obama
Nominee
Governors
2010 Voters
2011 Voters
2012 Voters
Sources: Macroeconomic Advisers, LLC,  Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters, Federal Reserve Bank of
Atlanta, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.
Fed Board has Become More Dovish
Diamond

CYPRESS SHARPRIDGE
Investments, Inc.

ADP Nonfarm Private Payroll Employment
Change - Period to Period SA, Thous
BLS Total Private Industry Employment
Change - Period to Period SA, Thous
400
200
0
-200
-400
-600
-800
500
250
0
-250
-500
-750
-1000
04
05
06
07
08
09
10
Sources: ADP/MA, BLS /Haver

Challenger, Gray & Christmas: Announced Job Cuts, Total
Number
Challenger, Gray & Christmas: Announced Hiring Plans, Financial
Number
250000
200000
150000
100000
50000
0
12500
10000
7500
5000
2500
0
05
06
07
08
09
Sources: Challenger, Gray & Christmas, Inc. /Haver Analytics

CPI-U: All Items
% Change - Year to Year SA, 1982-84=100
CPI-U: All Items Less Food and Energy
% Change - Year to Year SA, 1982-84=100
6
4
2
0
-2
01
02
03
04
05
06
07
08
09
10
Sources: Bureau of Labor Statistics /Haver Analytics

Civilian Unemployment Rate (UNRATE)
Source: U.S. Department of Labor: Bureau of Labor Statistics
(Percent)
1950
1960
1970
1980
1990
2000
2010
2020
Shaded areas indicate US recessions.
2010 research.stlouisfed.org

Total
Manufacturing
Percent of capacity
Utilization
100
90
80
70
60
1970
1975
1980
1985
1990
1995
2000
2005
2010

10-City Composite
U.S. National
20-City Composite

S&P/Case-Shiller U.S. National Home Price Indices
1988 – Present
% Change - Year to Year
Capacity Utilization: Manufacturing
1968 – Present
%
Unemployment Rate
1940-present
%
Economic Recovery Below Normal Pace
Source: S&P, Fiserv, and Macromarkets LLC / Haver Analytics, BLS

8 15 Year MBS Exhibit Superior Stability Projected Average Life Slow Prepay Environment (years) Fast Prepay Environment (years) 30 year Fixed 9.18 3.45 5/1 Hybrid 9.18 3.45 15 Year 4.08 2.72

Source: Bloomberg, Bank of America
Loan size: $280k (30 Year), $275k (Hybrid), and  $226k (15 Year)
Homeowner Savings
15 Year Mortgages Exhibit Low Prepayment Volatility
Security Original Rate
Current
Environment
Current
Payment
New
Payment
Monthly
Savings
30 Year 5% 5.50% 4.25 1,589 1,377 212
5 x 1 Hybrid ARM 5.125% 3.50 1,497 1,234 263
15 Year 4.5% 5.00% 3.5 1,787 1,615 172
Refi Incentive

CYPRESS SHARPRIDGE
Investments, Inc.

GRAB EquityFIT

Find Security | 1) Markets | 2) Workflow | 3) Setup | 4) Strategy | FN15

FIT > TBA 11:47

	3.0		3.5		4.0	
Dec	99-27 / 28+	1 - 1 + 06	102-09+ / 10+	3 - 2 + 02+	104-05 / 06	3 - 2 + 01
Jan	99-15 / 16+	1 - 1 + 06+	101-30 / 31	3 - + 02+	103-31 / 00	2 - 2 + 02
Feb	99-03+ / 05+	1 - 1 + 06	101-20+ / 21+	1 - + 03	103-26+ / 27+	2 - 2 + 02
Dec/Jan	12 / 12 1/8	2 - 1 --	11+ / 11 5/8	2 - 3 - 00 1/8	06 3/8 / 06 5/8	3 - 3 --
Jan/Feb	10 7/8 / 11 1/8	1 - 1 --	09+ / 09 3/4	2 - 1 --	04 / 04+	3 - 3 - 00+

	4.5		5.0		5.5	
Dec	105-19 / 20	1 - 1 --	106-23+ / 24+	4 - 4 - 06+	108-24+ / 26+	1 - 1 --
Jan	105-15+ / 16+	1 - 1 + 00+	106-20+ / 21+	3 - 2 - 07	108-17+ / 21	1 - 1 + 00+
Feb	105-13+ / 14+	2 - 2 + 02+	106-19+ / 20+	2 - 2 - 02	108-10+ / 14	1 - 1 + 00+
Dec/Jan	03 3/4 / 03 7/8	3 - 1 - 00+	02+ / 03	2 - 2 --	05+ / 07 1/8	3 - 1 + 00 5/8
Jan/Feb	01 / 02	2 - 3 - 02	00+ / 03	2 - 2 - 03 3/4	06+ / 07 1/8	2 - 1 --

Benchmarks			
Treas 2Y	99-30 3/8 / 30 5/8	0.526 / 522	- 00 5/8
Treas 3Y	99-07 / 07 1/4	0.768 / 765	+ 00+
Treas 5Y	99-11 1/4 / 11+	1.510 / 509	+ 03
Treas 7Y	100-12 / 12+	2.192 / 190	+ 04+
Treas 10Y	98-05+ / 06	2.837 / 835	+ 09 3/4
Treas 30Y	101-05+ / 06	4.181 / 180	+ 16+

Roll Analysis-FNCI Dec/Jan Rte 0.26

Cpn	Cpr	DrpC	B/E Drp	B/E Rte	B/E Cpr
3.00	0.67	12.000	8.061	-1.040	99.135
3.50	3.89	11.500	8.947	-0.561	
4.00	23.37	6.375	7.466	0.594	30.573
4.50	28.58	3.750	6.631	1.130	40.989
5.00	26.14	2.500	7.468	1.749	43.766
5.50	25.17	5.500	7.265	0.778	30.566

TB30 TB15 FN30 FN15 GD30 GD15 GN30 GN15 SW30 SW15 BFLY Favorites

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2010 Bloomberg Finance L.P.
SN 176636 G257-435-0 29-Nov-10 11:47:53

Example: 15 yr 3 ½% drop = 10/32 pt per month
1
10/32 represents a discount to the purchase price of the security of approximately $0.31 per month from trade date to settlement date.
Source: Bloomberg 11/29/10
Economics of Forward Purchase

1

$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.35
$0.55
$0.55
$0.60
$0.60
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10

Portfolio Composition and Results
CYS Dividends: 10/2009 – 10/2010 CYS Agency RMBS Portfolio
1
Total Agency RMBS: $4,537.1 million
Hybrid Arms,
45.4%
15 Year Fixed,
39.0%
20 year Fixed,
15.0%
30 Year Fixed,
0.6%
1) As of September 30, 2010

History of Transparent and
Consistent Financial Reporting
CYS uses Financial Reporting for Investment Companies
CYS financial reporting – Best in Class
Schedule of investments
NAVs have reflected mark-to-market accounting since inception
No OCI account on balance sheet
Realized and unrealized losses taken through income statement
Losses expensed in period incurred

9/30/2010 6/30/2010
Income Statement Data (in 000's)
Investment Income – Interest Income $16,311.4 $17,265.3
Total expenses 3,826.0 3,167.1
Net Investment Income 12,485.4 14,098.2
Net gain (loss) from investments 28,576.0 32,367.7
Net gain (loss) from swap and cap contracts (39,152.2) (18,860.4)
Net Income (Loss) $1,909.2 $27,605.5
Net Income (Loss) Per Common Share (diluted) $0.05 $1.46
Distributions per Common Share $0.60 $0.60
Non-GAAP Measure (in 000's)
Core Earnings (1) $7,676.7 $10,960.3
Non-GAAP Reconciliation (in 000's)
NET INCOME $1,909.2 $27,605.5
Net (gain) loss from investments ($28,576.0) ($32,367.7)
Net (gain) loss on termination of swap contracts $6,292.2 $17,205.5
Net unrealized (appreciation) depreciation on swap and cap contracts $28,051.3 ($1,483.0)
Core Earnings $7,676.7 $10,960.3
Key Portfolio Statistics
Average Yield on Agency RMBS (2) 3.58% 3.98%
Average Cost of Funds & Hedge (3) 1.67% 1.15%
Interest Rate Spread Net of Hedge (4) 1.91% 2.83%
Leverage Ratio (at period end) (5) 7.5:1 5.3:1
Balance Sheet Data (in 000's)
9/30/2010 6/30/2010
Cash and Cash Equivalents $2,101.4 $140,625.1
Total Assets $4,754,162.1 $2,447,676.9
Repurchase Agreements $1,498,705.3 $1,447,600.1
Net assets $559,714.1 $390,551.8
Net assets per common share $12.53 $13.15
Quarter Ended
As of
Historical Financials
(1) Net income excluding net realized gain (loss) on investments and swap contracts and net unrealized appreciation (depreciation) on investments and swap and cap contracts.
(2) Calculated by dividing total interest income from Agency RMBS by average Agency RMBS.
(3) Calculated by dividing total interest expense, including net swap and cap interest income (expense) by average repurchase agreements.
(4) Calculated by subtracting average cost of funds & hedge from average yield on Agency RMBS.
(5) Calculated by dividing total liabilities by net assets.

14 Financial Highlights Steep yield curve and attractive spreads in target assets Tailwinds likely to continue Investment Company accounting provides transparency

Kevin E. Grant, CFA President & CEO Investment Outlook November, 2010